Exhibit 10.65

Client Code/Reference No: WFNIA/CA

AMENDMENT

Date of Amendment: October 4th 2011

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (“MSCI”), a Delaware corporation, and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the MSCI Emerging Markets Consumer Discretionary Index. For the avoidance of doubt, the terms contained in Exhibit B of the Agreement, Including, but not limited to the requirement that all Funds be listed on an U.S. domiciled stock exchange only, shall apply to all Funds based on the MSCI Emerging Markets Consumer Discretionary Index.

For the avoidance of doubt, the license fees set forth In the Agreement, as amended, shall apply with respect to all Funds based on the MSCI Emerging Markets Consumer Discretionary Index.

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: Blackrock Institutional Trust Company, N.A.		MSCI Inc.

By	/s/ Jenni A. Lee	By	/s/ Paul Friedman
Name	Jenni A. Lee	Name	Paul Friedman
	(printed)		(printed)
Title	Director	Title	Executive Director
Date	10/17/2011	Date	10/20/2011

LICENSEE: Blackrock Institutional Trust Company, N.A.

By	/s/ Timothy M. Meyer
Name	Timothy M. Meyer
(printed)
Title	M. Director
Date	10/17/2011